Exhibit 99.2

GMAC FILES APPLICATION WITH FEDERAL RESERVE TO BECOME BANK HOLDING COMPANY

Commences private exchange offers and cash tender offers for $38 billion of certain outstanding GMAC and ResCap debt securities to increase capital

NEW YORK (Nov. 20, 2008) – GMAC Financial Services (“GMAC”) today announced that it has submitted an application to the U.S. Federal Reserve Board of Governors for approval to become a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). GMAC also announced today that it has submitted an application to the U.S. Treasury to participate in the Capital Purchase Program created under the Emergency Economic Stabilization Act of 2008, conditional upon becoming a bank holding company.

As a bank holding company, GMAC would obtain increased flexibility and stability to fulfill its core mission of providing automotive and mortgage financing to consumers and businesses. GMAC also expects to have expanded opportunities for funding and for access to capital as a bank holding company. If GMAC’s application to become a bank holding company under the BHC Act is accepted, GMAC Bank will become a Utah chartered Federal Reserve member bank.

GMAC also announced that it has commenced separate private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ (the “GMAC offers”) and Residential Capital, LLC’s (the “ResCap offers”) outstanding notes listed below held by eligible holders for cash, newly issued notes of GMAC and, in the case of the GMAC offers only, preferred stock of a wholly owned GMAC subsidiary, upon the terms and subject to the conditions set forth in the applicable confidential offering memoranda, each dated November 20, 2008 (the “offering memoranda”), and the related letters of transmittal. The purpose of the offers is to increase GMAC’s capital levels while reducing the amount of GMAC’s and ResCap’s outstanding debt in connection with GMAC’s capital plan relating to its application to become a bank holding company.

In the GMAC offers, GMAC is offering to purchase and/or exchange any and all of the notes listed in the table below (the “GMAC old notes”) held by eligible holders for, at the election of each eligible holder, either (a) new securities consisting of a combination of (i)(x) in the case of GMAC old notes maturing prior to 2031, newly issued Senior Guaranteed Notes of GMAC with the same interest rate and maturity date as the applicable series of GMAC old notes exchanged therefor (the “new guaranteed notes”), which new guaranteed notes will be guaranteed by certain subsidiaries of GMAC and will in all cases be denominated in U.S. dollars or (y) in the case of GMAC old notes maturing in 2031, a combination of new guaranteed notes and newly issued 8.00% Subordinated Notes due 2018 of GMAC (the “new subordinated notes”) and (ii) newly issued 5% Perpetual Senior Preferred Stock with a liquidation preference of $1,000 per share of a wholly owned subsidiary of GMAC (the “new preferred stock”) or (b) cash, in each case in the amounts per 1,000 U.S. dollar equivalent principal amount of GMAC old notes specified in the table below. Cash elections will be subject to proration in the event that the aggregate consideration required to accept all GMAC old notes tendered pursuant to cash elections would exceed $2 billion.

The new guaranteed notes will be guaranteed (the “note guarantees”), on a joint and several basis, by GMAC Latin America Holdings LLC, GMAC International Holdings Coöperatief U.A., GMAC Continental LLC, IB Finance Holding Company LLC and GMAC US LLC (each a “note guarantor”), which are all subsidiaries of GMAC. The note guarantees will be senior obligations of each note guarantor and will rank equal with all existing and future senior debt of such note guarantor. The note guarantees will rank senior to all subordinated debt of such note guarantor.

Outstanding GMAC Old Notes Eligible for the GMAC Offers

				Consideration per 1,000 U.S. Dollar Equivalent Principal
					Amount of
				Old Notes Validly Tendered and Not Withdrawn Prior
					to the Early Delivery Time

					New Securities Election
					(“new securities exchange ratio”)

					Principal Amount of Applicable
				Cash	Series of New Notes
				Election	(“new notes exchange ratio”)		Liquidation

	Outstanding	Title of Old		(the “cash		New	Preference of
	Principal	Notes to be	Title of New Notes to be	price”) (in	New Senior	Subordinated	Preferred
CUSIP/ISIN	Amount	Tendered	Issued	U.S. Dollars)	Notes	Notes	Stock

			Euribor +1.25% Senior
		Euribor +1.250%	Guaranteed Notes due
XS0195560262	EUR 750,000,000	Notes due 2009	2009	$850	$850	Not Applicable	$150

			4.750% Senior
		4.750% Notes due	Guaranteed Notes due
XS0200959970	EUR 1,250,000,000	2009	2009	$830	$850	Not Applicable	$150

			6.500% Senior
		6.500% Notes due	Guaranteed Notes due
37042WH20/US37042WH206	USD 250,000,000	2009	2009	$765	$850	Not Applicable	$150

			7.750% Senior
		7.750% Notes due	Guaranteed Notes due
370425RP7/US370425RP71	USD 2,400,000,000	2010	2010	$815	$850	Not Applicable	$150

			5.750% Senior
		5.750% Notes due	Guaranteed Notes due
XS0301812557	EUR 500,000,000	2010	2010	$720	$825	Not Applicable	$175

			5.750% Senior
		5.750% Notes due	Guaranteed Notes due
XS0177329603	EUR 1,000,000,000	2010	2010	$650	$825	Not Applicable	$175

			6.625% Senior
		6.625% Notes due	Guaranteed Notes due
XS0182179886	GBP 200,000,000	2010	2010	$600	$825	Not Applicable	$175

			7.250% Senior
		7.250% Notes due	Guaranteed Notes due
370425RU6/US370425RU66	USD 2,000,000,000	2011	2011	$700	$825	Not Applicable	$175

			6.000% Senior
36186CAC7/US36186CAC73/		6.000% Notes due	Guaranteed Notes due
370424CF8	USD 400,000,000	2011	2011	$650	$825	Not Applicable	$175

			5.375% Senior
		5.375% Notes due	Guaranteed Notes due
XS0187751150	EUR 1,500,000,000	2011	2011	$580	$825	Not Applicable	$175

			6.875% Senior
		6.875% Notes due	Guaranteed Notes due
370425RX0/US370425RX06	USD 5,450,000,000	2011	2011	$650	$825	Not Applicable	$175

			6.000% Senior
		6.000% Notes due	Guaranteed Notes due
36186CAF0/US36186CAF05	USD 1,000,000,000	2011	2011	$630	$825	Not Applicable	$175

			7.000% Senior
		7.000% Notes due	Guaranteed Notes due
370425SC5/US370425SC59	USD 1,000,000,000	2012	2012	$630	$825	Not Applicable	$175

			6.625% Senior
		6.625% Notes due	Guaranteed Notes due
36186CAH6/US36186CAH60	USD 1,000,000,000	2012	2012	$620	$825	Not Applicable	$175

			6.000% Senior
		6.000% Notes due	Guaranteed Notes due
XS0301811583	EUR 300,000,000	2012	2012	$600	$825	Not Applicable	$175

			6.875% Senior
		6.875% Notes due	Guaranteed Notes due
370425SE1/US370425SE16	USD 2,000,000,000	2012	2012	$620	$825	Not Applicable	$175

			6.750% Senior
		6.750% Notes due	Guaranteed Notes due
370425SL5/US370425SL58	USD 1,750,000,000	2014	2014	$590	$800	Not Applicable	$200

370425SM3/US370425SM32	USD 593,724,000	Libor + 2.20%	Libor + 2.20% Senior	$550	$800	Not Applicable	$200

Consideration per 1,000 U.S. Dollar Equivalent Principal
Amount of
Old Notes Validly Tendered and Not Withdrawn Prior
to the Early Delivery Time

New Securities Election
(“new securities exchange ratio”)

Principal Amount of Applicable
				Cash	Series of New Notes
				Election	(“new notes exchange ratio”)		Liquidation

	Outstanding	Title of Old		(the “cash		New	Preference of
	Principal	Notes to be	Title of New Notes to be	price”) (in	New Senior	Subordinated	Preferred
CUSIP/ISIN	Amount	Tendered	Issued	U.S. Dollars)	Notes	Notes	Stock

		Notes due 2014	Guaranteed Notes due
2014

8.000% Senior
Guaranteed Notes due
2031 and 8.000%
8.000% Notes due Subordinated Notes due
370425RZ5/US370425RZ53	USD 3,967,000,000	2031	2018	$600	$500	$350	$150

In the ResCap offers, GMAC is offering to purchase and/or exchange any and all of the ResCap notes listed in the table below (the “ResCap old notes” and together with the GMAC old notes, the “old notes”) held by eligible holders for, at the election of each eligible holder either, (i)(x) in the case of the 8.50% notes of ResCap maturing on May 15, 2010, newly issued 7.5% Senior Notes due 2013 of GMAC (the “new senior notes” and together with the new guaranteed notes and the new subordinated notes, the “new notes”) or (y) in the case of all other series of ResCap old notes, a combination of new senior notes and new subordinated notes or (ii) cash, in all cases in the amount per 1,000 U.S. dollar equivalent principal amount of ResCap old notes specified in the table below. Cash elections will be subject to proration in the event that the aggregate consideration required to accept all ResCap old notes tendered pursuant to cash elections would exceed $500 million.

Outstanding ResCap Old Notes Eligible for the ResCap Offers

				Consideration per 1,000 U.S. Dollar Equivalent
					Principal Amount of
				Old Notes Validly Tendered and Not Withdrawn Prior
				to the Early Delivery Time

					New Notes Election
					(the “Notes Exchange Ratios”) (in
	Outstanding			Cash Election	Principal Amount of New Notes)

	Principal	Interest	Maturity	(the “cash price”)		New Subordinated
CUSIP/ISIN	Amount	Rate	Date	(in U.S. Dollars) New Senior Notes		Notes

76113BAQ2 /
US76113BAQ23	USD 62,550,000	Libor + 3.10%	April 17, 2009	Not Applicable	$300	$250

76113BAN9 /
US76113BAN91
U76134AD4 /
USU76134AD49	USD 205,448,000	Libor + 3.83%	April 17, 2009	Not Applicable	$300	$250

76114EAB8 /
US76114EAB83	USD 131,595,000	Libor + 3.10%	May 22, 2009	Not Applicable	$300	$250

76114EAE2 /
US76114EAE23
U7613PAB1 /
USU7613PAB14	USD 1,573,818,000	8.500%	May 15, 2010	$500	$750	Not Applicable

76113BAF6 /
US76113BAF67
U76134AC6 /
USU76134AC65	USD 1,252,897,000	8.375%	June 30, 2010	$220	$200	$300

XS0307840735	EUR 360,985,000	Euribor+ 3.45% September 27, 2010		$210	$200	$300

76113BAM1 /
US76113BAM19	USD 217,801,000	8.000%	February 22, 2011	$200	$150	$350

XS0254758872	EUR 110,898,000	7.125%	May 17, 2012	$200	$150	$350

76114EAC6 /
US76114EAC66	USD 94,968,000	8.500%	June 1, 2012	$200	$150	$350

				Consideration per 1,000 U.S. Dollar Equivalent
					Principal Amount of
				Old Notes Validly Tendered and Not Withdrawn Prior
				to the Early Delivery Time

					New Notes Election
					(the “Notes Exchange Ratios”) (in
	Outstanding			Cash Election	Principal Amount of New Notes)

	Principal	Interest	Maturity	(the “cash price”)	New Subordinated
CUSIP/ISIN	Amount	Rate	Date	(in U.S. Dollars) New Senior Notes		Notes

76113BAR0 /
US76113BAR06	USD 874,833,000	8.500%	April 17, 2013	$200	$150	$350

XS0254759920	GBP 40,751,000	8.375%	May 17, 2013	$200	$150	$350

XS0307841469	GBP 65,270,000	9.875%	July 1, 2014	$200	$150	$350

U7613PAC9 /
USU7613PAC96
76114EAF9 /
US76114EAF97	USD 4,010,280,000	9.625%	May 15, 2015[1]	$250	$250	$300

76113BAE9 /
US76113BAE92	USD 150,955,000	8.875%	June 30, 2015	$200	$150	$350

[1] This series of notes amortizes in three equal installments in 2013, 2014 and 2015.

GMAC is offering an early delivery payment in the GMAC and ResCap offers, which, with respect to cash consideration will be paid in cash, and in all other cases will be paid in principal amount of new notes. For each offer, the early delivery payment will be paid only to eligible holders who validly tender (and do not withdraw) their old notes prior to 5:00 p.m., New York City time, on December 4, 2008, unless extended by GMAC (the “early delivery time”) with respect to such offer. For eligible holders of old notes that tender after the early delivery time, in determining the consideration such holders will receive, the amounts indicated in the tables above for cash prices and exchange ratios into new guaranteed notes, in the case of the GMAC offers, or new senior notes, in the case of the ResCap offers, will be reduced by the early delivery payment of $50 of cash or $50 principal amount of new guaranteed or new senior notes, as applicable, per 1,000 U.S. dollar equivalent principal amount of old notes validly tendered and not withdrawn.

Each of the GMAC and ResCap offers will expire at 11:59 p.m., New York City time, on December 18, 2008, unless extended by GMAC with respect to any or all series of old notes. In each of the GMAC and ResCap offers, tendered old notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on December 4, 2008, unless extended by GMAC with respect to the GMAC or ResCap offers, but not thereafter.

Holders of old notes accepted in the GMAC and ResCap offers will also receive a cash payment (paid in the currency of such old notes) equal to the accrued and unpaid interest in respect of such old notes from the most recent interest payment date to, but not including, the settlement date for the applicable offer.

The GMAC offers are conditioned upon, among other things, the completion of the ResCap offers and a sufficient amount of old notes having been tendered for purchase and/or exchange pursuant to the GMAC offers such that, in GMAC’s judgment, GMAC has obtained a sufficient amount of capital in connection with the GMAC offers, whether or not such amount of capital would be sufficient to satisfy the requirements of the BHC Act or any other applicable regulations. The ResCap offers are conditioned upon, among other things, the completion of the GMAC offers and a sufficient amount of old notes having been tendered for purchase and/or exchange pursuant to the ResCap offers such that, in GMAC’s judgment, the ResCap offers were successful. For the avoidance of doubt, these conditions are for GMAC’s benefit and may be asserted by GMAC or may be waived by GMAC at any time and from time to time, in its sole discretion. In addition, GMAC has the right to terminate or withdraw any of the offers at any time and for any reason, including, without limitation, if any of the foregoing conditions or any other conditions to the offers described in the confidential offering memorandum are not satisfied.

The new notes and the new preferred stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws and, unless so registered, the new notes and new preferred stock may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

Accordingly, the GMAC offers are being made only (i) in the United States, to persons who are both “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act (“QIBs”) and “qualified purchasers” (as defined in the GMAC offering memorandum) or (ii) outside the United States, to persons who are not “U.S. persons,” as that term is defined in Rule 902 under the Securities Act and who are also both “non-U.S. qualified offerees” and “qualified purchasers” (each as defined in the GMAC offering memorandum). The ResCap offers are being made only to (i) in the United States, QIBs, or (ii) outside the United States, persons who are not “U.S. persons,” and who are “non-U.S. qualified offerees.”

GMAC will enter into registration rights agreements pursuant to which, under certain circumstances, it will agree to use reasonable best efforts to file exchange offer registration statements or shelf registration statements with respect to the new notes and the new preferred stock.

The complete terms and conditions of the offers are set forth in the offering memoranda and other documents relating to the offers which will be distributed to eligible holders. The offers are subject to significant conditions that are further described in such documents.

Documents relating to the offers will only be distributed to holders of the old notes who complete and return a letter of eligibility confirming that they are within the category of eligible investors for this private offer. Noteholders who desire to obtain a copy of the eligibility letter should contact Global Bondholder Services Corporation, the information agent for the offers, at (866) 794-2200 (U.S. Toll-free) or (212) 430-3774 (Collect).

GMAC cannot assure that it will obtain Federal Reserve approval to become a bank holding company or that any of the transactions described above will be completed, and if completed, whether they will achieve a sufficient amount of capital to satisfy the applicable capital adequacy requirements or will otherwise be successful.

Wachtell, Lipton, Rosen & Katz served as legal advisor to GMAC.

Cautionary Statement

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. The offers to buy or exchange the old notes, as applicable, are only being made pursuant to the offering memoranda and the related letters of transmittal that GMAC is distributing to eligible holders of the old notes. The GMAC and ResCap offers are not being made to holders of the old notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the offers to be made by a licensed broker or dealer, the offers will be deemed to be made on behalf of GMAC by one or more of the dealer managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About GMAC Financial Services

GMAC Financial Services is a global finance company operating in and servicing North America, South America, Europe and Asia-Pacific. GMAC specializes in automotive finance, real estate finance, insurance, commercial finance and online banking. As of December 31, 2007, the organization had $248 billion in assets and serviced 15 million customers. Visit the GMAC media site at http://media.gmacfs.com/ for more information.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.

The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in or incorporated by reference into this offering memorandum, other than statements of historical fact, including, without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results and performance to differ materially from our expectations. Factors that could cause our actual results to be materially different from our expectations include, among others, the following: securing funding required to maintain our and ResCap’s operations; maintaining the mutually beneficial relationship between us and General Motors Corporation (“GM”); our ability, or inability, to maintain an appropriate level of debt; the profitability and financial condition of GM; ResCap’s ability, or inability, to pay dividends to us; further adverse developments in the residential mortgage and capital markets; continued deterioration in the residual value of off-lease vehicles; the success, or lack thereof, of the concurrent ResCap Offering; the success, or lack thereof, of GMAC’s conversion to a corporation if GMAC decides to pursue such conversion; the success, or lack thereof, of our application to become a bank holding company under the BHC Act and, if successful, the increased regulation and restrictions accompanied thereby; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs, or restrictions on our access to such programs, or disruptions in the markets in which our mortgage subsidiaries operate; continued disruption in the markets in which we fund our and ResCap’s operations, with resulting negative impact on our liquidity; uncertainty concerning our ability to access federal liquidity programs; continued reduction in certain portions of GMAC’s and ResCap’s businesses; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our, ResCap’s or GM’s credit ratings; the effect of market conditions, including in the global equity and credit markets and with respect to corporate, commercial and residential lending and interest rates; the availability and cost of capital; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.

Accordingly, you should not place undue reliance on the forward-looking statements contained or incorporated by reference in this offering memorandum. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

Contact:

Toni Simonetti 917-369-2360 Gina Proia 917-369-2364